SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2018

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604
(Address of principal executive offices, zip code)

Registrants' telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2018, Highwoods Realty Limited Partnership (the “Operating Partnership”), the limited partnership through which Highwoods Properties, Inc. (the “Company”) conducts its operations, completed a public offering of $350,000,000 aggregate principal amount of the Operating Partnership’s 4.125% Notes due March 15, 2028. The terms of the notes are governed by an indenture, dated as of December 1, 1996, among the Operating Partnership, the Company, and U.S. Bank National Association (as successor in interest to Wachovia Bank, N.A. as merged with and into First Union National Bank of North Carolina), as trustee, and an officers’ certificate, dated as of March 5, 2018, establishing the terms of the notes.

The notes will bear interest at the rate of 4.125% per year and will mature on March 15, 2028. Interest on the notes will accrue from March 5, 2018 and will be payable in U.S. dollars semi-annually in arrears on March 15 and September 15 of each year, commencing September 15, 2018.

The notes were issued pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration No. 333-215936-01), including the related prospectus dated February 7, 2017, and a prospectus supplement dated February 22, 2018, as the same may be amended or supplemented.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

No.	Description

4.1	Form of 4.125% Notes due March 15, 2028
4.2	Officers' Certificate Establishing the Terms of the 4.125% Notes due March 15, 2028, dated March 5, 2018
5	Opinion of DLA Piper LLP (US) re legality
8	Opinion of DLA Piper LLP (US) re tax matters
23	Consent of DLA Piper LLP (US) (included in Exhibits 5 and 8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: March 5, 2018